                                                                                Exhibit 10.1

THE WARRANT AMENDED BY THIS WARRANT MODIFICATION AGREEMENT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

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WMS INDUSTRIES INC.

COMMON STOCK PURCHASE WARRANT MODIFICATION AGREEMENT

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This Common Stock Purchase Warrant Modification Agreement (this “Agreement”) modifies the terms of that certain Common Stock Purchase Warrant issued by WMS Industries Inc., a Delaware corporation (the “Company”), to HASBRO, INC. (“Hasbro” or the “Warrantholder”) effective September 15, 2003 (the “Warrant”).  Capitalized terms used in this Agreement and not defined herein have the meanings set forth in the Warrant.  In consideration of the mutual covenants and representations contained herein and other good and valuable consideration, each of the Company and Hasbro agrees to the following modifications to the Warrant:

1. Expiration Date.  The first paragraph of the Warrant is amended to delete the phrase “on September 14, 2013 (the “Expiration Date”)” and substitute in place thereof “on the Expiration Date (as defined below)” and to add the following sentence at the end of such paragraph:

“Expiration Date” means December 31, 2018 or, solely in the event that the term of that certain Gaming Device License Agreement dated as of April 1, 2009 between Hasbro and Hasbro International, Inc., as licensor, and WMS Gaming Inc., as licensee, is extended for the Extension Term (as defined in such Gaming Device License Agreement), December 31, 2021.

2. Vesting of the Warrant. Section 1.1 of the Warrant is deleted in its entirety and replaced with the following:

Vesting. The Warrant shall vest with respect to 20% of the Warrant Shares per year commencing January 1, 2007 and continuing on each anniversary of January 1, 2007 until fully vested.

3. Representations and Warranties.  Each of Hasbro and the Company, severally and not jointly, hereby represents and warrants solely with respect to itself as follows:

3.1. This Agreement has been duly authorized and executed by it and is a valid and binding obligation, respectively, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights.

3.2. The execution, delivery and/or performance by it of this Agreement shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in such party’s Certificate of Incorporation or Bylaws (each as amended, restated or otherwise modified through the date hereof) or contained in any agreement, instrument or document to which it is a party or by which it is bound.

3.3. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid execution or performance of any of its obligations hereunder.

4. Miscellaneous.

4.1. Entire Agreement.  This Agreement and the Warrant constitute the entire agreement between the Company and the Warrantholder with respect to the subject matter hereof and thereof.

4.2. Binding Effects; Benefits.  This Agreement shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns.  Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

4.3. Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning of interpretation of this Agreement.

4.4. No Further Modifications.  Except as expressly set forth in this Agreement, the terms of the Warrant remain in full force and effect in accordance with their terms.

4.5. Further Assurances.  Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

IN WITNESS WHEREOF, each of the Company and Hasbro has caused this Agreement to be signed by its duly authorized officer.

WMS INDUSTRIES INC.

By:  /s/ Orrin J. Edidin
Name: Orrin J. Edidin
Title: President

HASBRO, INC.

By: /s/ Brian Goldner
Name: Brian Goldner
Title: President and CEO

Dated:                      June 11, 2009